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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (Date of Earliest Event Reported):
                         March 27, 1998 (March 25, 1998)



                                 NAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)



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
          Delaware                                  0-21419                                25-2753988
----------------------------                -----------------------                   -------------------
(State or Other Jurisdiction                (Commission File Number)                    (I.R.S. Employer
     of Incorporation)                                                                Identification No.)

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              1010 Northern Boulevard
               Great Neck, New York                        11021
       ----------------------------------------         ----------
       (Address of Principal Executive Offices)         (Zip Code)




       Registrant's telephone number, including area code: (516) 829-4343




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                       Index to Current Report on Form 8-K
                               of NAM Corporation
                                 March 27, 1998


Item                                             Page

Item 5.  Other Events                             3


         Signatures                               4





















                                       -2-

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Item 5.  Other Events.

         On March 25, 1998, NAM Corporation announced its intention to acquire, in open market transactions, up to 300,000 shares of its Common Stock subject to and in compliance with the provisions and limitations of Rule 10b-18 of the Securities Exchange Act of 1934. Purchases, if any, may be made from time to time at prevailing market prices during the one year period commencing on March 26, 1998. Purchases may commence at any time after such date and may be discontinued at any time during the one year period without purchasing all of the 300,000 shares. The Company will not solicit the purchase of any of its Common Stock or otherwise tender for the purchase of any of its Common Stock. The source of funds for the purchase of any shares will be from the Company's general corporate funds, and any shares purchased will be held in treasury.



                                       -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                           NAM CORPORATION


                           By: /s/ Roy Israel
                              -------------------------------------
                              Name:      Roy Israel
                              Title:     Chief Executive Officer
                                              and President



                           By: /s/ Patricia Giuliani-Rheaume
                              -------------------------------------
                              Name:      Patricia Giuliani-Rheaume
                              Title:     Chief Financial Officer
                                              and Vice President


Date:       March 27, 1998